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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 19, 2001

                            STERLING BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

           TEXAS                                0-20750                         74-2175590
     (State or other jurisdiction       (Commission file number)              (IRS employer
       of incorporation)                                                     identification no.)


                         2550 NORTH LOOP WEST, SUITE 600
                              HOUSTON, TEXAS 77092
              (Address Of Principal Executive Office and Zip Code)

                                 (713) 466-8300
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

         On July 19, 2001, Sterling Bancshares, Inc. ("Sterling Bancshares") issued a press release announcing its earnings for the second quarter ended June 30, 2001. A copy of Sterling Bancshares' press release is attached hereto as
Exhibit 99.1. The press release is incorporated by reference into this Item 5 and the foregoing description of the press release is qualified in its entirety by reference to this exhibit.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit
Number            Description of Exhibit
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  99.1            Press Release dated July 19, 2001.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  July 19, 2001.                 STERLING BANCSHARES, INC.


                                       By: /s/ EUGENE S. PUTNAM, JR.
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                                          Eugene S. Putnam, Jr.
                                          Executive Vice President and
                                          Chief Financial Officer

                                 EXHIBIT INDEX

   Exhibit
   Number               Description of Exhibit
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     99.1               Press Release dated July 19, 2001.